UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 26, 2018

CPI CARD GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37584	26-0344657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10026 West San Juan Way Littleton, CO	80127
(Address of Principal Executive Offices)	(Zip Code)

(303) 973-9311

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02 Results of Operations and Financial Condition.*

On May 2, 2018, CPI Card Group Inc. (the “Company”) issued a press release announcing preliminary results for its first fiscal quarter ended March 31, 2018. A copy of the press release is attached hereto as Exhibit 99.1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Lillian Etzkorn as Chief Financial Officer

On April 26, 2018, Lillian Etzkorn informed the Company that she will be resigning from her position as Chief Financial Officer of the Company. Ms. Etzkorn has agreed to remain with the Company to transition her responsibilities through July 24, 2018.  Ms. Etzkorn’s decision to resign was not related to any disagreement with the Company on any matter relating to the Company’s accounting, strategy, leadership, operations, policies or practices (financial or otherwise). Ms. Etzkorn has accepted another executive leadership role closer to her home and family in Detroit. The Company intends to commence a search for a new Chief Financial Officer immediately.

Item 7.01 Regulation FD Disclosure.*

On May 2, 2018, the Company issued a press release announcing the resignation of Ms. Etzkorn. The Company also re-iterated its previous announcement that it will hold a conference call on Tuesday May 8, 2018 at 5:00 p.m. Eastern Time. A copy of the press release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibit is being filed herewith:

Exhibit	Description
99.1*	Press Release dated May 2, 2018

*                                         In accordance with General Instruction B.2 of Form 8-K, the information furnished under Item 2.02 and Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CPI CARD GROUP INC.

Date: May 2, 2018	By:	/s/ Sarah J. Kilgore
Name: Sarah J. Kilgore
Title: Chief Legal and Compliance Officer